UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2025
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 12, 2025, The Trade Desk, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On February 10, 2025, the Company’s Board of Directors (the “Board”) appointed Alexander Kayyal to the Board as a Class I director, effective February 14, 2025. Mr. Kayyal was appointed to a newly created vacancy on the Board resulting from an increase in the size of the Board from seven (7) directors to eight (8) directors.
As a result of his appointment to the Board, Mr. Kayyal will be entitled to participate in the Company’s non-employee director compensation program (the “Program”). Pursuant to the Program, Mr. Kayyal will be entitled to receive annual compensation of $50,000 for his service on the Board. Additionally, pursuant to the Program and under the Company’s 2016 Incentive Award Plan, as amended, Mr. Kayyal will be eligible to receive (i) an initial equity grant valued at $290,000, which he may elect to receive in the form of restricted stock, restricted stock units, stock options or a mix of one-half restricted stock or restricted stock units and one-half options, which will generally vest in substantially equal quarterly installments over the three-year period following the grant, and (ii) an annual equity grant of $275,000, prorated from the date of appointment to the Company’s next annual meeting of stockholders, which he may elect to receive in the form of restricted stock, restricted stock units, stock options or a mix of one-half restricted stock or restricted stock units and one-half options, which will vest in full on the date of the Company’s next annual meeting of stockholders. The Company will also enter into an indemnification agreement with Mr. Kayyal in substantially the same form entered into with the other directors of the Company.
There are no arrangements or understandings between Mr. Kayyal, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Kayyal was selected as a director. Mr. Kayyal is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Kayyal has no family relationship with any director or executive officer of the Company. Mr. Kayyal has not been appointed to serve on any committee of the Board. A copy of the press release announcing Mr. Kayyal’s appointment is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01    Other Events.
On February 12, 2025, the Company issued a press release announcing that, in January 2025, the Company’s board of directors authorized and approved an additional $564 million under its share repurchase program pursuant to which the Company may purchase its outstanding Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), bringing the total amount for future repurchases to $1 billion. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The share repurchase program does not obligate the Company to acquire any particular amount of Class A Common Stock and may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s amount, timing and sources of funding for the share repurchase program. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates and expectations, and are not a representation that such plans, estimates or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including changes in price and volume and the volatility of the Company’s Class A Common Stock, adverse developments affecting prices and trading of exchange-traded securities, including securities quoted on the Nasdaq Global Market, unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.
Item 9.01    Financial Statements and Exhibits.
(d)    The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release of the Company, dated February 12, 2025.
99.2	Press release of the Company, dated February 12, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: February 12, 2025
	By:	/s/ Laura Schenkein
Laura Schenkein
Chief Financial Officer (Principal Financial and Accounting Officer)